BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2015
BUSINESS ACQUISITION [Text Block]

5. BUSINESS ACQUISITION

On October 14, 2014, the Company acquired 100% of the equity interests of Shenzhen Biznest Internet Technology Co., Ltd, or Biznest, for a total purchase price with a fair value of approximately $12.7 million. Approximately $7.5 million of the purchase price was paid in cash and approximately $0.7 million of the Company’s previously recorded accounts payable to the previous owner of Biznest were forgiven. Approximately $1.5 million of the cash payment was included in payables as of December 31, 2014, which was subsequently paid in February 2015. The balance of the purchase price was paid through the issuance of 1,543,455 ordinary shares of the Company valued at approximately $5.8 million.

The following table summarizes the purchase price allocation for Biznest and the amounts of the assets acquired and liabilities assumed which were based on their estimated fair values at the acquisition date:

Cash and cash equivalents	$67,506
Advances to suppliers	406,273
Other receivables	308,158
Property, plant, and equipment	2,478,165
Identifiable intangible assets	3,600,746
Goodwill	6,152,243
Accounts payable	(223,030)
Salary payable	(108,535)
Other payables	(9,493)
$12,672,033

The operating results of Biznest have been included in the Company’s consolidated financial statements since October 14, 2014, the acquisition date. Intangible assets represent software development costs with an estimated useful life of 5 years. Goodwill, which has been allocated to the Company’s CBT segment, is not expected to be deductible for tax purposes. Goodwill arising from the transaction is attributable primarily to expected operating synergies and assembled workforce of Biznest. See Note 6.

The following unaudited pro forma information shows the results of continuing operations for the years ended December 31, 2014 and 2013, as if the acquisition of Biznest had been completed at the beginning of the respective periods. The unaudited pro forma information is based on estimates and assumptions which management believes are reasonable. It is not necessarily indicative of the consolidated results in future periods or the results that would have been realized for 2014 and 2013.

For the year ended December 31, 2014

	Historical
			Pro Forma
	CNIT	Biznest	Adjustments	Pro Forma

Revenue	$38,634,747	$2,457,139	$(2,457,139)	$38,634,747
(Loss) income from operations-continuing operations	(29,091,319)	210,619	(780,619)	(29,661,319)
Net (loss)income-continuing operations	(24,087,098)	211,526	(780,619)	(24,656,191)
Weighted Average Number of Shares:
Basic and Diluted-continuing operations	30,601,209		1,234,764	31,835,973

Loss per share
Basic and Diluted-continuing operations	(0.79)			(0.78)

For the year ended December 31, 2013

	Historical
			Pro Forma
	CNIT	Biznest	Adjustments	Pro Forma

Revenue	$55,419,831	$168,670	$(168,670)	$55,419,831
(Loss) income from operations-continuing operations	(119,969,315)	(746,529)	26,529	(120,689,315)
Net (loss) income –continuing operations	(118,511,760)	(746,519)	26,529	(119,231,750)
Weighted Average Number of Shares:
Basic and Diluted-continuing operations	27,356,504		1,543,455	28,899,959

Loss per share
Basic and Diluted-continuing operations	(4.33)			(4.13)

The pro forma adjustments represent the amortization of the intangible assets and the depreciation of property, plant and equipment arising upon the acquisition of Biznest, as well as the elimination of Biznest’s revenue and loss (income) from operations, as the Company was Biznest’s only customer.